UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

ATHEROS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5480 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 773-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2009, Atheros Communications, Inc., a Delaware corporation (“Atheros” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Iceman Acquisition One Corporation, a Delaware corporation (“Merger Sub One”), Iceman Acquisition Two LLC, a Delaware limited liability company (“Merger Sub Two”) and Intellon Corporation, a Delaware corporation (“Intellon”), pursuant to which, among other things, (i) Merger Sub One will merge with and into Intellon (the “First Step Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), and upon consummation of the First Step Merger, Merger Sub One will cease to exist and Intellon will continue as the interim surviving corporation of the Merger and a direct wholly-owned subsidiary of the Company and (ii) immediately after the First Step Merger, subject to the satisfaction of certain conditions as set forth in the Merger Agreement, Intellon will merge with and into Merger Sub Two (the “Second Step Merger” and, together with the First Step Merger, the “Merger”) in accordance with the DGCL. Upon consummation of the Second Step Merger, Intellon will cease to exist and Merger Sub Two will continue as the final surviving corporation of the Merger and a direct wholly-owned subsidiary of the Company. The Merger, the Merger Agreement and the transactions contemplated thereby have been approved by a special committee of the board of directors of Atheros and the board of directors of Intellon.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Intellon’s common stock, par value $0.0001 per share (“Intellon Common Stock”), will be automatically converted into the right to receive Atheros Common Stock and equivalents (including the assumption of outstanding Intellon restricted stock units and stock options) representing between 45 and 55 percent of the total consideration and with the remainder being paid in cash, providing an overall value of $7.30 per share based on the five-day average closing price of Atheros as of September 4, 2009. Intellon stockholders may elect to receive either: 1) approximately 0.135 shares of Atheros Common Stock, $0.0005 par value per share (“Atheros Common Stock”) and approximately $3.60 in cash; 2) $7.30 in cash; or 3) approximately 0.267 shares of Atheros Common Stock, for each share of Intellon Common Stock (the “Stockholder Election”); however, each of the aforementioned elections will be subject to adjustment and proration provisions (as further detailed in the definitive agreement).

Also in connection with the Merger, (i) all outstanding options to purchase Intellon Common Stock granted pursuant to an Intellon stock plan (“Intellon Stock Options”) will be converted into an option to acquire, on substantially identical terms and conditions as were applicable under such Intellon Stock Options, a number of shares of Atheros Common Stock determined by multiplying the number of shares of Intellon Common Stock subject to such Intellon Stock Options immediately prior to the Effective Time by the Option Exchange Ratio (as defined in the Merger Agreement); provided, however, that certain options held by non-employees or consultants to Intellon will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Intellon Common Stock that were issuable upon exercise or settlement of such options immediately prior to the Effective Time and (B) $7.30, less any per share exercise price of such options; (ii) all outstanding awards of Intellon restricted stock units will be converted, on substantially identical terms and conditions applicable to such awards, into restricted stock units of Atheros Common Stock, except that such restricted stock units will represent the right to receive, upon vesting, 0.267 shares of Atheros Common Stock; and (iii) each outstanding award of restricted Intellon Common Stock shall be converted, on similar conditions applicable to restricted Intellon Common Stock immediately prior to the Effective Time, into the number of shares of restricted Atheros Common Stock and/or cash, as the case may be, as elected by each holder of restricted Intellon Common Stock pursuant to the Stockholder Election.

No fractional shares of Atheros Common Stock will be issued in connection with the Merger, and holders of Intellon Common Stock will be entitled to receive cash in lieu thereof.

The Merger is subject to customary closing conditions, including, among others, (i) the approval of the Merger by Intellon’s stockholders; (ii) having an effective registration statement on Form S-4 with respect to the Atheros Common Stock to be issued in connection with the Merger; (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (iv) the Intellon’s entry into License Agreement with an affiliate of Atheros. The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

Atheros and Intellon have made a number of customary representations, warranties, covenants and agreements in the Merger Agreement. The board of directors of Intellon has, subject to certain exceptions, agreed to recommend the adoption of the Merger Agreement and has agreed, among other things, to refrain from soliciting, initiating or taking any action to knowingly facilitate or knowingly encourage any inquires or indications of interest regarding an alternative business combination transaction to the Merger. The Merger Agreement may be terminated by mutual agreement of Atheros and Intellon or by either Atheros or Intellon under certain circumstances, and Intellon may, under certain specified circumstances, be required to pay Atheros a termination fee of $8.5 million.

In connection with the execution of the Merger Agreement, each of the members of the board of directors of Intellon and certain of its executive officers (the “Supporting Stockholders”) and the Company have entered into a Support Agreement (the “Support Agreement” and, collectively, the “Support Agreements”) pursuant to which, among other things, each of the Supporting Stockholders has agreed to vote his, her or its shares of Intellon Common Stock (i) in favor of the Merger, the Merger Agreement and the transaction contemplated thereby and (ii) against approval of any proposal made in opposition to the consummation of the Merger. As of September 4, 2009, the Supporting Stockholders were the record and beneficial owners of approximately 22% of the outstanding shares of Intellon Common Stock. In addition, each of the Supporting Stockholders has agreed, subject to certain exceptions, to refrain from disposing of his, her or its shares of Intellon Common Stock or soliciting alternative acquisition proposals to the Merger.

The foregoing descriptions of the Merger Agreement and the Support Agreements, which are attached hereto as Exhibits 2.1 and 10.1, respectively, do not purport to be complete and are qualified by the text thereof and are incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to: the consummation of the Merger and the qualification of the Merger as a tax-free reorganization. These statements may be identified by such terms as “anticipate,” “will,” “expect,” “may,” “might,” “intend,” “could,” “can,” or the negative of those terms or similar expressions intended to identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the closing of the transaction will be delayed or not close at all, difficulties in the integration of acquired businesses, the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, competition and its effect on pricing, third-party relationships and revenues, and other risks discussed in Atheros’ Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. These forward-looking statements represent our estimates and assumptions only as of the date of this report. Unless required by law, we undertake no responsibility to update these forward-looking statements.

Atheros refers you to the documents that Atheros and Intellon file from time to time with the Securities and Exchange Commission, specifically the section entitled “Risk Factors” of Atheros’ and Intellon’s respective Annual Reports on Form 10-K for the year ended December 31, 2008 and their respective Quarterly Reports on Form 10-Q for the quarter ended June 30, 2009, which contain and identify other important factors that could cause actual results to differ materially from those contained in the Company’s projections or forward-looking statements. All subsequent written and oral forward-looking statements by or concerning Atheros or Intellon are expressly qualified in their entirety by the cautionary statements above.

Cautionary Statements

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The Merger Agreement contains representations and warranties made by the parties to each other regarding certain matters. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties. Moreover, certain representations and warranties may not be complete or accurate as of a particular date because they are subject to a contractual standard of materiality that is different from those generally applicable to stockholders and/or were used for the purpose of allocating risk among the parties rather than establishing certain matters as facts. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, Atheros will file a Registration Statement on Form S-4 containing a proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the SEC). Investors and security holders are urged to read the proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC regarding the proposed transaction because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by Atheros and Intellon with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus (when available) and other documents filed with the SEC may also be obtained for free by contacting Atheros Investor Relations by e-mail at ir@atheros.com or by telephone at (408) 830-5672 or by contacting Intellon Investor Relations by e-mail at suzanne@blueshirtgroup.com or by telephone at (415) 217-7722.

Atheros, Intellon, and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Additional information concerning Atheros’ directors and executive officers is set forth in Atheros’ Proxy Statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2009. Additional information concerning Intellon’s directors and executive officers is set forth in Intellon’s Proxy Statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2009. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to, respectively, Atheros’ Investors page on its corporate website at www.atheros.com and Intellon’s Investor Relations page on its corporate website at www.intellon.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Atheros or Intellon stockholders generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 8.01 Other Events.

On September 8, 2009, Atheros, Merger Sub One, Merger Sub Two and Intellon entered into the Merger Agreement, which is attached hereto as Exhibit 2.1, for Atheros to acquire Intellon.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 8, 2009, by and among Atheros Communications, Inc., Iceman Acquisition One Corporation, Iceman Acquisition Two LLC and Intellon Corporation.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. Atheros will furnish copies of the omitted exhibits and schedule to the SEC upon request.

Exhibit A	Form of Support Agreement

Exhibit B	Form of Parent Tax Representation Letter

Exhibit C	Form of Company Tax Representation Letter

Exhibit D	Form of License Agreement

Exhibit E	Form of Pillsbury Winthrop Shaw Pittman LLP Tax Opinion

Schedule A	Certain Employee Arrangements

10.1	Form of Support Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2009	ATHEROS COMMUNICATIONS, INC.

	By:	/s/ Jack R. Lazar
	Name:	Jack R. Lazar
	Title:	Chief Financial Officer and Vice
President of Corporate Development

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 8, 2009, by and among Atheros Communications, Inc., Iceman Acquisition One Corporation, Iceman Acquisition Two LLC and Intellon Corporation.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. Atheros will furnish copies of the omitted exhibits and schedule to the SEC upon request.

Exhibit A	Form of Support Agreement

Exhibit B	Form of Parent Tax Representation Letter

Exhibit C	Form of Company Tax Representation Letter

Exhibit D	Form of License Agreement

Exhibit E	Form of Pillsbury Winthrop Shaw Pittman LLP Tax Opinion

Schedule A	Certain Employee Arrangements

10.1	Form of Support Agreement.